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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         MARCH 2, 1998
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                                 SRS LABS, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-21123                   33-0714264
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                2909 DAIMLER STREET, SANTA ANA, CALIFORNIA 92705
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code         (714) 442-1070
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                                 SRS LABS, INC.

                                    FORM 8-K


                                      INDEX

INFORMATION INCLUDED IN THE REPORT                                         PAGE
                                                                           ----
        Item 2.     Acquisition or Disposition of Assets . . . . . . . . .   3

        Item 7.     Financial Statements and Exhibits. . . . . . . . . . .   5

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to a Stock Purchase Agreement dated as of February 24, 1998 (the "Valence Agreement") by and among SRS Labs, Inc. (the "Company"), Valence Technology Inc. ("Valence"), Thomrose Holdings (BVI) Limited ("Thomrose"), Cape Spencer International Limited ("Cape"), Rayfa (BVI) Limited ("Rayfa"), and Anki
(BVI) Limited ("Anki"), the Company acquired 45% of the outstanding shares of capital stock of Valence, a British Virgin Islands company, with its principal executive offices in Hong Kong and principal business operations in Hong Kong and China (the "Valence Transaction"). Thomrose, Cape, Rayfa and Anki are collectively referred to herein as the "Selling Shareholders." The aggregate purchase price paid by the Company to the Selling Shareholders was U.S.$13,500,000, payable U.S. $1,394,222.40 in cash and 1,680,611 shares of the
Company's common stock, par value U.S. $.001 per share, valued at U.S. $12,105,777.60 (the "SRS Shares"). The value of the SRS Shares was computed pursuant to a formula set forth in the Valence Agreement. The SRS Shares were issued in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended ("Section 4(2)"). The transaction closed in Hong Kong on March 3, 1998, March 2, 1998, California time (the "Closing").

        Under the terms of the Valence Agreement and the Escrow Agreement dated as of March 2, 1998, by and among the Company, Thomrose, Rayfa, Cape and Harris Trust Company of California, an aggregate of 1,176,427 of the SRS Shares will be held in escrow for one year from the date of the Escrow Agreement for the purpose of indemnifying the Company against certain liabilities, if necessary.

        In connection with the consummation of the transactions contemplated by the Valence Agreement, the Company issued to Thomrose, Rayfa and Cape at the Closing an additional 68,750, 37,500 and 18,750 shares of the Company's common stock, respectively (collectively, the "SRS Non-Compete Shares"), in consideration for (a) such companies and their sole shareholder entering into noncompetition agreements with the Company and Valence or one of Valence's subsidiaries and (b) such companies paying to the Company the par value for such shares. The SRS Non-Compete Shares also were issued in reliance on the exemption from registration afforded by Section 4(2).

        Pursuant to the terms of the Valence Agreement and a Registration Rights Agreement dated as of March 2, 1998, by and among the Company, Thomrose, Rayfa and Cape, the Company granted to Thomrose, Rayfa and Cape certain registration rights relating to the SRS shares and the SRS Non-Compete Shares.

        In a separate, but related transaction, the Company acquired from North 22 Capital Partners 2, Inc., a British Virgin Islands company ("North 22"), the remaining 55% of the outstanding shares of capital stock of Valence for U.S. $6,000,000 pursuant to a Stock Purchase Agreement (the "North 22 Agreement") dated as of February 24, 1998 by and between the Company and North 22 (the "North 22 Transaction"). The North 22 Transaction closed simultaneously with the Valence Transaction. Both the North 22 Transaction and the Valence Transaction are being accounted for as purchase transactions.

        Valence is a holding company comprised of four directly wholly-owned Hong Kong Subsidiaries, Valence Semiconductor Design Limited ("VSD"), ASP Microelectronics Limited



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("ASP"), LEC Electronics Components Limited ("LEC") and VSD Electronics Limited.
In turn, ASP is the sole beneficial shareholder of LEC Microelectronics Limited, a Hong Kong company, and LEC is the sole beneficial shareholder of LEC Electronics Limited, a Hong Kong company, and VSD Electronics (Hui Yang) Ltd., a foreign enterprise established under the laws of the People's Republic of China. Valence and its subsidiaries are collectively referred to herein as the "Valence Group."

        The Valence Group is engaged in two primary areas of business: the design, manufacture and marketing of ASIC (application-specific integrated circuit) products; and the design, manufacture and marketing of consumer electronics products. In this latter area of business, the Valence Group also manufactures and sells its own Valence brand product line of high-end VCD (video compact disc) players, amplifiers and electronic games. Valence is operating as a wholly-owned subsidiary of the Company. The Company intends to continue the business of the Valence Group. It intends to utilize the plant, equipment and other physical property acquired as a result of the Company's acquisition of 100% of the outstanding capital stock of Valence.

        In connection with the acquisition of all of the outstanding shares of capital stock of Valence, Thomas Wah Tong Wan, the Chief Executive Officer of Valence, became a Class I Director of the Company for a term expiring at the Annual Meeting of the Company's stockholders to be held in the year 2000. Mr. Wan also was elected as a Vice President of the Company and retained his position as Chief Executive Officer of Valence. Mr. Wan, together with the Valence Group's two other principal executive officers, signed (a) employment agreements and (b) noncompetition agreements (referenced above), with the Company.

        As part of its obligations under the North 22 Agreement, the Company provided Valence with U.S. $7,000,000 on March 6, 1998 to enable Valence to pay certain indebtedness owned to North 22 or its affiliates on the date of Closing. The Company also expects to provide to, or guarantee the obligations of, the Valence Group up to an additional U.S. $13,000,000 to fund working capital requirements and repay certain indebtedness.

        The source of funds used by the Company to fund the cash portion of the Valence Transaction (including the above-referenced funds provided or to be provided to and/or guarantees to be made by the Company to the Valence Group) and the North 22 Transaction was general working capital raised by the Company in connection with its initial public offering which was completed in August 1996 and funds drawn from the Company's $10 million credit facility with Bank of America NT&SA.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Business Acquired.

               Pursuant to Instruction (a)(4) to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment no later than May 18, 1998.

        (b)    Pro Forma Financial Statements.

               Pursuant to Instruction (a)(4) to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment no later than May 18, 1998.

        (c)    Exhibits.

               2.1 Stock Purchase Agreement dated as of February 24, 1998, by and among SRS Labs, Inc., Valence Technology Inc., and Thomrose Holdings (BVI) Limited, Cape Spencer International Limited, Rayfa (BVI) Limited, and Anki (BVI) Limited.

               2.2 Stock Purchase Agreement dated as of February 24, 1998, by and between SRS Labs, Inc. and North 22 Capital Partners 2 Inc.

               2.3 Registration Rights Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Thomrose Holdings (BVI) Limited, Cape Spencer International Limited and Rayfa (BVI) Limited.

               2.4 Escrow Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Thomrose Holdings (BVI) Limited, Cape Spencer International Limited, Rayfa (BVI) Limited, Thomas Wah Tong Wan, as the Shareholders' Representative and Harris Trust Company of California.

               2.5 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Valence Technology Inc., Thomrose Holdings (BVI) Limited and Thomas Wah Tong Wan.

               2.6 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs Inc., Valence Technology Inc., Cape Spencer International Limited and Wong Yin Bun.

               2.7 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Valence Technology Inc., Rayfa (BVI) Limited and Choi Yat Ming.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SRS LABS, INC.,
                                              a Delaware corporation
                                              (Registrant)


Date: March 12, 1998                          By: /s/ THOMAS C.K. YUEN
                                                  ------------------------------
                                                  Thomas C. K. Yuen
                                                  Chairman of the Board and
                                                  Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit No.                           Description
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   2.1         Stock Purchase Agreement dated as of February 24, 1998, by and among SRS Labs, Inc., Valence Technology Inc., and Thomrose Holdings (BVI) Limited, Cape Spencer International Limited, Rayfa
               (BVI) Limited, and Anki (BVI) Limited.

   2.2 Stock Purchase Agreement dated as of February 24, 1998, by and between SRS Labs, Inc. and North 22 Capital Partners 2 Inc.

   2.3 Registration Rights Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Thomrose Holdings (BVI) Limited, Cape Spencer International Limited and Rayfa (BVI) Limited.

   2.4 Escrow Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Thomrose Holdings (BVI) Limited, Cape Spencer International Limited, Rayfa (BVI) Limited, Thomas Wah Tong Wan, as the Shareholders' Representative and Harris Trust Company of California.

   2.5 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Valance Technology Inc., Thomrose Holdings (BVI) Limited and Thomas Wah Tong Wan.

   2.6 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs Inc., Valence Technology Inc., Cape Spencer International Limited and Wong Yin Bun.

   2.7 Noncompetition Agreement dated as of March 2, 1998 by and among SRS Labs, Inc., Valence Technology Inc., Rayfa (BVI) Limited and Choi Yat Ming.